                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2004
                                                        ------------------


                               WMS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-8300                  36-2814522
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)



        800 SOUTH NORTHPOINT BLVD., WAUKEGAN, ILLINOIS           60085
           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (847) 785-3000
                                                           --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2004, WMS Industries Inc. (the "Company") entered into an amended Revolving Note payable to LaSalle Bank National Association (the "Bank") with a final maturity date of May 21, 2005 (the "Note"). The Note amends and replaces the Company's existing Revolving Note with a final maturity date of May 21, 2005 to provide the Company with increased flexibility to undertake certain transactions within the covenants and representations contained within the Note. There are currently no borrowings outstanding under the Note. The Note evidences a $50 million dollar ($50,000,000) revolving credit facility with an interest rate of, at the Company's election, the Bank's prime rate or the interest rate offered generally to the Bank in the London Interbank Eurodollar market plus 1.25% to 1.75% depending on the Company's EBITDA and the amount of its Senior Debt (as such terms are defined in the Note) at the time of borrowing. The Note also makes available to the Company letters of credit. The Note contains covenants limiting indebtedness and acquisitions, and requiring maintenance of tangible net worth values and financial ratios.

The foregoing is a summary and is qualified in its entirety by reference to the full text of the Note, which is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

       EXHIBITS       DESCRIPTION
       --------       -----------

       10.1 Revolving Note, dated September 21, 2004, made by WMS Industries Inc. to LaSalle Bank National Association.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WMS INDUSTRIES INC.

Date:  September 24, 2004
                                            /s/ Kathleen McJohn
                                            -----------------------------------
                                            Kathleen McJohn
                                            Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX

EXHIBITS       DESCRIPTION
-------        -----------

10.1 Revolving Note, dated September 21, 2004, made by WMS Industries Inc. to LaSalle Bank National Association.